REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is entered into as effective of November 1, 1999, by and between Integrity Holdings, Ltd., a Nevada corporation (the "Company"), and SVI Holdings, Inc., a Nevada corporation ("SVI"), who agree as follows:

                                    RECITALS
                                    --------

         A. This Agreement is being entered into in connection with a certain Agreement and Amendment to Note, Pledge Agreement, and Settlement and Release Agreement (the "Amendment") executed effective November 1, 1999 between SVI, Kielduff Investments Limited ("Kielduff"), Jyris Group ("Jyris"), Softline Limited ("Softline"), Systems For Business Incorporated ("Systems"), and Ibis Systems Limited ("Ibis").

         B. In order to secure certain obligations of Kielduff to SVI, Kielduff executed a Stock Pledge Agreement dated as of April 29, 1999 (the "Pledge Agreement"), under which Kielduff pledged to SVI all of the issued and outstanding shares of capital stock of Ibis (the "Ibis Shares").

         C. Kielduff desires to sell the Ibis Shares to Jyris in exchange for 3,840,000 shares of common stock of the Company (the "Integrity Shares").

         D. Jyris is a wholly-owned subsidiary of the Company.

         E. Under the terms of the Pledge Agreement, Kielduff may not sell or otherwise dispose of the Ibis Shares without the prior written consent of SVI.

         F. Pursuant to the Amendment, SVI will allow the Integrity Shares to be substituted for the Ibis Shares as collateral under the Pledge Agreement and consent to the transfer of the Ibis Shares to Jyris; provided, that, among other things, the Company grants SVI certain registration rights with respect to the Integrity Shares, as set forth in this Agreement.

                                    AGREEMENT
                                    ---------

         1. REGISTRATION RIGHTS FOR THE INTEGRITY SHARES. For so long as SVI owns or holds a security interest in the Integrity Shares, SVI shall be entitled to the registration rights set forth in this Agreement.

         2. DEMAND REGISTRATION.

                  2.1. DEMAND RIGHTS. If SVI requests in writing (a "Demand Request") that the Company register an offering of Registrable Securities under the Securities Act of 1933, by underwriters selected by SVI and reasonably acceptable to the Company, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities, in accordance with the intended method of disposition thereof, and in accordance with the procedures set forth in paragraph 7.

                  2.2. NUMBER OF DEMAND REGISTRATIONS. SVI shall be entitled to request three registrations of Registrable Securities in which the Company shall pay all Registration Expenses in connection with each such registration request. A registration shall not count towards the maximum of three registration requests held by SVI hereunder unless the registration statement for such requested registration has become effective and an offering closed in which all Registrable Securities requested to be included in such registration by SVI shall have been sold. Provided, however, that the Company in any event shall pay all Registration Expenses in connection with any requested registration whether or not the registration statement becomes effective (unless the failure to become effective is such as to require SVI to pay all Registration Expenses for such aborted or withdrawn registration pursuant to paragraph 5 below, in which case (i) SVI shall reimburse the Company for all such Registration Expenses incurred and paid by the Company in connection with such registration, and (ii) such withdrawn request shall not count as a requested registration hereunder). Further provided, that if (i) SVI withdraws from or aborts more than one registration in any consecutive 12-month period, and (ii) SVI is required to pay Registration Expenses pursuant to paragraph 5 for more than one such withdrawn or aborted registration, only one such registration shall not be counted.

                  2.3. OTHER SECURITIES AND PRIORITY. The registration statement filed pursuant to the Demand Request may, subject to the prior written consent of SVI, include other securities of the Company, provided that all Registrable Securities for which SVI has requested registration shall be covered by such registration statement and sold in such offering before any such other securities are included and sold.

                  2.4. DEFERRAL OF REGISTRATION. If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement as soon as practicable after receipt of the Demand Request would be materially detrimental to the Company because there exist bona fide financing, acquisition, or other activities of the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to SVI a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is essential to defer the filing of such registration statement, then the Company may defer such filing for a period of not more than 90 days after receipt of the Demand Request of SVI, provided that the Company shall not defer its obligations in this manner for more than an aggregate of 90 days in any twelve-month period, and provided further that SVI shall be entitled to withdraw the request for registration and, if such request is withdrawn, such registration shall not count as a requested registration hereunder and the Company shall pay all Registration Expenses incurred in connection with such withdrawn registration request.

                  2.5. INCLUSION OF OTHER SECURITIES. In any demand registration, if the Company shall request inclusion of securities to be sold for its own account, or if other persons entitled to incidental registrations shall request inclusion in such registration, SVI shall offer to include such securities in the underwriting and may condition such offer on the acceptance by the Company or such other persons of the provisions of this Agreement. The Company and all such other persons proposing to distribute securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected by a majority in interest of SVI and reasonably acceptable to the Company.

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

         3. PIGGYBACK REGISTRATION.

                  3.1. NOTICE AND PROCEDURES. If the Company proposes to register any of its common stock either for its own account or for the account of other security holders, the Company will:

                  (i)  promptly give written notice thereof to SVI; and

                  (ii) use its best efforts to include in such registration and in any underwriting involved therein, all Registrable Securities specified in any written request from SVI received by the Company within 15 days after such notice.

                  3.2. LIMITATIONS. The provisions of this paragraph 3 shall not apply to any registration relating solely to employee benefit plans (as defined under Rule 405 of the Securities Act), or a registration relating solely to securities issued in connection with an acquisition or merger, or a registration on any registration form that does not permit secondary sales.

                  3.3. UNDERWRITING. The right of SVI to participate in a piggyback registration shall be conditioned upon SVI's agreement to enter into an underwriting agreement in customary form with the underwriters selected by the Company.

                  3.4. UNDERWRITERS' CUTBACK. Notwithstanding any other provision of this paragraph 3, if the underwriters of any piggyback registration advise the Company of the need for an Underwriters' Cutback, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in the registration and sold; provided, however, that Registrable Securities shall be included in any over allotment option granted to the underwriters before inclusion of any shares to be sold by the Company. The Company shall advise all holders of securities requesting registration of the Underwriters' Cutback, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in paragraph 10.

                  3.5. OTHER PROVISIONS. If SVI requests participation in a piggyback registration, and if the registration is for an underwritten offering, the provisions of paragraph 2.5 shall also apply to such registration.

         4. REGISTRATION ON FORM S-3. After the Company has qualified for the use of Form S-3, and for so long as the Company continues to be so qualified, in addition to the rights contained in the foregoing provisions of this Agreement, SVI shall have the right to request registrations on Form S-3 or any comparable or successor form. Each such request shall be in writing and shall state the anticipated number of shares of Registrable Securities to be disposed of, the anticipated gross proceeds of the offering, and the intended methods of disposition of such shares by SVI, including whether sales are to be made on a delayed or continuous basis pursuant to Rule 415. The Company shall not be obligated to effect any registration pursuant to this paragraph 4 if (i) SVI,

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together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other shares of common stock (if any) on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) the Company shall delay or defer registration in accordance with paragraph 2.4, or (iii) the Company will be required to obtain an audit (other than for its normal year-end audit) for such registration to become effective. The Company shall only be required to effect two registrations of Registrable Securities pursuant to this paragraph 4 in each calendar year, provided, however, that if the offering is to be effected on a continuous or delayed basis pursuant to Rule 415 (or any successor rule), and the registration statement is kept effective for a period in excess of 180 days, then the Company shall not be required to effect another registration in that calendar year.

         5. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, shall be borne by the Company; provided, however, that SVI shall bear the Registration Expenses for any registration process begun pursuant to paragraph 2 and subsequently withdrawn by SVI, unless such withdrawal is based upon (i) material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to SVI at the time of the request for registration under paragraph 2, or (ii) material adverse changes in the financial markets which result in a significant decline in the public market price for the Company's common stock of at least 20 percent from the date of the request to the date of such withdrawal. All Selling Expenses relating to securities registered pursuant to this Agreement shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

         6. HOLDBACK AGREEMENTS.

                  6.1. BY SVI. If requested in writing by the Company and the managing underwriter of an underwritten registered public offering by the Company of its common stock, SVI shall agree not to sell or otherwise transfer or dispose of any common stock of the Company held by SVI (other than those included in the registration statement) for a period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company and all other holders of rights to registration of any other security of the Company enter into similar agreements identical in terms to that of SVI.

                  6.2. BY THE COMPANY. In connection with any underwritten registration, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period after the effective date of any underwritten registration pursuant to this Agreement, and (ii) shall use its reasonable best efforts to cause each holder of at least two percent (on a fully-diluted basis) of its common stock, or any securities convertible into or exchangeable or exercisable for Common stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or pursuant to stock options granted under a stock option plan primarily for employees, officers or directors) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period.

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

         7. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to effect the registration and sale of Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                (i) prepare and file a registration statement with respect to such offering of Registrable Securities, and use its best efforts to cause such registration statement to become effective,

                (ii) notify SVI of the effectiveness of each registration statement hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition the sellers thereof set forth in such registration statement;

                (iii) furnish to SVI such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by SVI;

                (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as SVI reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by SVI;

                (v) notify SVI, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make there statements therein not misleading, and, at the request of SVI, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11a2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for a least two market makers to register as such with respect to such Registrable Securities with the NASD;

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

                (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registrations statement;

                (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as SVI or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or combination of shares);

                (ix) make available for inspection by SVI, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by SVI or any such underwriter, attorney, accountant or agent in connection with such registration statement, provided that any recipient of such records, documents or information executes such confidentiality agreement as the Company reasonably requests;

                (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder;

                (xi) if SVI, in its sole and exclusive judgment, might be deemed to be an underwriter or controlling person of the Company, permit SVI to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which (i) with respect to matters relating to SVI, should be included in the reasonable judgment of SVI and its counsel, and (ii) with respect to matters relating to the Company, should be included in the reasonable judgment of SVI, subject in the case of clause (ii) to the approval of the Company and any managing underwriter of the offering (which approval shall not be unreasonably withheld);

                (xii) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                (xiii) in connection with any underwritten registration, obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as SVI reasonably requests.

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

         8. INDEMNIFICATION.

                  8.1. BY THE COMPANY. The Company shall indemnify SVI, each of its officers, directors, employees, agents, and Affiliates, and each underwriter, and each of its officers, directors, employees, agents, and Affiliates, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification, or the like) incident to any registration under this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse such persons for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by SVI or such underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this paragraph shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld).

                  8.2. BY SVI. In connection with the registration or sale of shares of Registrable Securities pursuant to this Agreement, SVI shall indemnify the Company, and each of its directors, officers, employees, agents, and Affiliates, and each underwriter, and each of its directors, officers, employees, agents, and Affiliates, against all claims losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, underwriters, or control person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such clam, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to the Company by SVI, and stated to be specifically for use therein; provided, however, that the obligations of SVI hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities if such settlement is effected without the prior written consent of SVI, which consent shall not be unreasonably withheld; and provided that in no event shall any indemnity under this paragraph 8.2 exceed the net amount of proceeds from the offering received by SVI.

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

                  8.3. PROCEDURE. Each party entitled to indemnification under this paragraph 8 (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, shall be reasonably acceptable to the Indemnified Party. Failure to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  8.4. CONTRIBUTION. If the indemnification provided for in this paragraph 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  8.5. CONFLICTING PROVISIONS. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with a registration are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

         9. INFORMATION BY SVI. SVI shall furnish to the Company in writing such information regarding SVI and the distribution proposed by SVI as the Company or underwriters may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

         10. ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other outstanding shares of common stock of the Company (the "Other Shares") requested and entitled to be included in a demand registration cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, or in case of an Underwriters' Cutback, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among SVI and other selling stockholders pro rata on the basis of the number of shares of Registrable Securities and Other Shares held by SVI and such other selling stockholders. If SVI or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to this procedure, the remaining portion of his

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

allocation shall be reallocated among SVI and those other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares held by SVI and such other selling stockholders, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of SVI and other selling stockholders have been so allocated. Provided, however, the Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include in that registration shares of stock issued to employees, officers, directors, or consultants pursuant to any Company stock option plan, and in such case all Registrable Securities covered by the registration shall be sold before any such other securities are sold.

         11. SURVIVAL OF RIGHTS. The right of SVI to request registration or inclusion in any registration pursuant to this Agreement shall terminate on the earlier of (i) such date as all shares of Registrable Securities have been sold by SVI, or (ii) ten years from the date hereof.

         12. DEFINITIONS. As used herein,

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, sole proprietorship, trust or other entity, business association or organization.

                  "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933 and applicable rules and regulations thereunder, and such other actions as may be required to cause such registration statement to become effective or with respect to registration, qualification or compliance under applicable state securities laws.

                  "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and its independent certified public accountants, blue sky fees and expenses, and reasonable fees and disbursements of one counsel chosen by SVI, but shall not include Selling Expenses.

                  "Registrable Securities" means the Integrity Shares, plus any shares issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Integrity Shares; provided, however, that shares shall cease to be Registrable Securities if and when (a) they are sold pursuant to Rule 144 under the Securities Act or a registration statement under the Securities Act or (b) such shares are eligible for resale pursuant to Rule 144 under the Securities Act without regard to any volume limitations thereunder.

                  "Rule 144" means Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

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

                  "Rule 145" means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

                  "Security" has the same meaning as in Section 2(1) of the Securities of 1933, as amended.

                  "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for SVI (other than the fees and disbursements of one counsel for SVI included in Registration Expenses).

                  "Underwriters' Cutback" means a reduction in the number of shares to be included in any underwritten offering as the result of receipt of written notice from the representative(s) of the underwriters to the effect that the number of shares requested to be included in such registration exceeds the number which, in the representative's judgment, can be sold in an orderly manner in such offering within a price range acceptable to either the Company (in a primary registration) or the majority of the holders initially requesting such registration (in a secondary registration).

                                                SVI HOLDINGS, INC.

                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________




                                                INTEGRITY HOLDINGS, LTD.


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________




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